Consent of Ernst & Young LLP, Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 33 to the Registration Statement (Form N-1A) (No. 33-27352) of Endeavor Series Trust of our report dated February 7, 2001, included in the 2000 Annual Report to Shareholders.

                                                      /s/Ernst & Young LLP


Philadelphia, Pennsylvania
April 13, 2001